Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

LIBERTY GLOBAL, INC.

Offer to Exchange Cash and Shares of Series A Common Stock and Series C Common Stock

for

Any and All Outstanding 4 1/2% Convertible Senior Notes due 2016 (the “Notes”)

CUSIP Number: 530555 AB7

ISIN Number: US530555AB77

Pursuant to its

Offer to Exchange, dated May 17, 2011

(as supplemented or amended from time to time, the “Offer to Exchange”)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JUNE 15, 2011, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Exchange Agent for the offer is:

By Facsimile (Eligible Guarantor Institutions Only)	By Mail, Overnight Courier or Hand Delivery
(617) 360-6810
Computershare
Fax cover sheets should provide a call back phone	Attn: Corp Actions
number and request a call back, upon receipt	Suite V
250 Royall Street
Confirm receipt by calling:	Canton, MA 02021
Tel: (781) 575-2332

Requests for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent at its address or telephone numbers set forth below.

The Information Agent for the offer is:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (866) 482-4931

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Exchange, dated May 17, 2011 (as the same may be amended or supplemented from time to time, the “Offer to Exchange”). To the extent there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offer to Exchange, the terms and conditions of the Offer to Exchange shall control.

This Letter of Transmittal and the instructions hereto (as the same may be amended or supplemented from time to time, the “Letter of Transmittal”) and the Offer to Exchange constitute an offer (the “offer”) by Liberty Global, Inc. (“LGI,” “we,” “us,” or “our”) to exchange the Notes for cash and shares of our Series A common stock and Series C common stock, on the terms and subject to the conditions set forth in the Offer to Exchange and this Letter of Transmittal.

All of the Notes are in book-entry form and must be tendered by or through a participant in The Depository Trust Company (“DTC”). DTC participants must electronically transmit their acceptance of the offer through DTC’s Automated Tender Offer Program (“ATOP”), for which the offer is eligible. In accordance with ATOP procedures, following electronic transmission of acceptance of the offer, DTC will then verify such acceptance and send an agent’s message to the Exchange Agent for its acceptance. An “agent’s message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant that it has received the Offer to Exchange and this Letter of Transmittal and agrees that it, and any beneficial owner of the Notes for whom it is acting, will be bound by the terms of this Letter of Transmittal, and that we may enforce such agreement against them.

If you hold your Notes through a direct or indirect DTC participant that is a broker dealer, commercial bank, trust company or other financial intermediary and you wish to participate in the offer, you must instruct that intermediary to tender your Notes on your behalf in accordance with DTC’s ATOP procedures. Holders of Notes must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC if they wish to participate in the offer.

You may submit only one agent’s message or Letter of Transmittal for the same Notes tendered.

Notwithstanding any other provision of the offer, the obligation of LGI to accept for purchase, and to pay the Offer Consideration (as defined below) for Notes validly tendered and not validly withdrawn pursuant to the offer is subject to and conditioned upon the satisfaction (or, where applicable, waiver by LGI) of all conditions described under “Description of the Offer—Conditions to the Offer” in the Offer to Exchange. The offer is not conditioned on any financing or minimum amount of Notes being tendered.

For each $1,000 principal amount of Notes validly tendered and not validly withdrawn prior to the Expiration Date, the tendering holder will be entitled to receive the following (collectively, the “Offer Consideration”): 28.2602 shares of Series A common stock, 9.4201 shares of Series C common stock and cash in the amount of $200, plus an amount equal to accrued but unpaid interest on such principal amount of Notes to but excluding the settlement date, payable in cash, upon the terms and subject to the conditions of the offer. The settlement date is expected to be June 20, 2011.

You may withdraw tendered Notes at any time on or prior to the Expiration Date. After the Expiration Date, holders of Notes do not have withdrawal rights and tenders of Notes may not be withdrawn after that time except to the extent holders of tendered notes are entitled to withdrawal rights under applicable law.

In the event that the offer is terminated on or prior to the Expiration Date, no consideration will be paid or become payable to holders who have validly tendered and not validly withdrawn their Notes pursuant to the offer. In any such event, the Notes previously tendered pursuant to the offer will be promptly returned to the tendering holders.

To properly complete this Letter of Transmittal, a holder of Notes must:

•	complete the boxes entitled “Description of Notes Tendered”;

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here”;

•	if appropriate, complete the boxes entitled “Signature Guarantee,” “Special Payment or Issuance Instructions,” or “Special Delivery Instructions”; and

•	complete the IRS Form W-9 or other withholding forms described herein.

The offer is not being made to (nor will tenders of Notes be accepted from or on behalf of) holders of Notes in any U.S. State in which the making or acceptance of the offer would not be in compliance with the laws of such State. LGI has not provided guaranteed delivery procedures in conjunction with the offer.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Notes pursuant to the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by us, which determination will be final and binding. We reserve the absolute right to reject any or all tenders of any Notes determined by us not to be in proper form, or if the acceptance of, or exchange of, such Notes may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any conditions to the offer.

Your tender will not be deemed to have been validly made until all defects or irregularities in your tender have been cured or waived. None of LGI, the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Notes or will incur any liability for failure to give any such notification.

QUESTIONS REGARDING THE PROCEDURES FOR TENDERING NOTES PURSUANT TO THE OFFER, ASSISTANCE IN TENDERING NOTES, OR REQUESTS FOR ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL AND THE OFFER TO EXCHANGE MAY BE DIRECTED TO THE INFORMATION AGENT. THE CONTACT INFORMATION FOR THE INFORMATION AGENT IS SET FORTH ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL. YOU MAY ALSO CONTACT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE THROUGH WHOM YOU HOLD NOTES WITH QUESTIONS AND REQUESTS FOR ASSISTANCE.

INTERNAL REVENUE SERVICE CIRCULAR 230

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) THE DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (B) SUCH DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION AND MARKETING OF THE OFFER; AND (C) HOLDERS OF NOTES SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Indicate in the box below the name of the DTC participant and the participant’s DTC account number in which Notes are held, the aggregate principal amount of such Notes to which this Letter of Transmittal relate, and the principal amount of Notes tendered. The name of the DTC participant should be printed exactly as it appears on a security position listing as the owner of the Notes. If the space provided below is inadequate, list the principal amounts of Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF NOTES TENDERED

Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Aggregate Principal Amount Represented*	Principal Amount Tendered

*	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the offer, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2. Notes tendered hereby must be in denominations of principal amounts of $1,000 and any integral multiple thereof.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of (1) the Offer to Exchange, dated May 17, 2011 (as supplemented or amended, the “Offer to Exchange”), relating to the offer to exchange any and all 4 1/2% Convertible Senior Notes due 2016 (the “Notes”) of Liberty Global, Inc., a Delaware corporation (“LGI,” “we,” “our” and “us”), for cash and shares of our Series A common stock and Series C common stock for Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on Wednesday, June 15, 2011 (as it may be extended, the “Expiration Date”), and (2) this letter of transmittal (as supplemented or amended, this “Letter of Transmittal”). We urge you to review the Offer to Exchange for the terms and conditions of the offer. Certain terms used but not defined herein have the meaning given to them in the Offer to Exchange.

For each $1,000 principal amount of Notes validly tendered and not withdrawn on or prior to the Expiration Date, the tendering holder will be entitled to receive the following (collectively, the “Offer Consideration”): 28.2602 shares of Series A common stock, 9.4201 shares of Series C common stock and cash in the amount of $200, plus an amount equal to accrued but unpaid interest on such principal amount of Notes to but excluding the settlement date, payable in cash, subject to the terms and conditions of the offer. The settlement date is expected to be June 20, 2011.

LGI expressly reserves the right, in its sole discretion, but is not obligated, to waive or modify any one or more of the conditions to the offer in whole or in part at any time on or before the Expiration Date.

Upon the terms and subject to the conditions of the offer, the undersigned hereby tenders to LGI the above-described principal amount of Notes.

Subject to and effective upon the acceptance for exchange of, and exchange of, Notes tendered herewith, the undersigned hereby (1) irrevocably tenders, sells, assigns and transfers to LGI all right, title and interest in and to all such Notes as are being tendered herewith and releases and discharges LGI from any and all claims such holder may now have, or may have in the future, arising out of, or related to, the Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, and (2) irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of LGI with respect to the tendered Notes) with full power coupled with an interest to (a) transfer ownership of the Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon LGI’s order, (b) present the Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Notes, all in accordance with the terms of the offer and (d) deliver, in book-entry form, the shares of common stock issuable upon acceptance of Notes tendered hereby, together with any Notes not accepted in the offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the offer as described in the Offer to Exchange.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, and exchange of, any Notes tendered pursuant to the offer is delayed (whether before or after LGI’s acceptance for exchange of Notes) or LGI extends the offer or is unable to accept for exchange or exchange the Notes tendered pursuant to the offer, LGI may instruct the Exchange Agent to retain tendered Notes, and those Notes may not be withdrawn, except to the extent that you are entitled to withdrawal rights as described in the Offer to Exchange. If you have tendered Notes, you may withdraw those Notes prior to the Expiration Date by delivering a written notice of withdrawal, subject to the requirements described in “Description of the Offer—Withdrawal of Tenders” in the Offer to Exchange.

The undersigned understands that tenders of Notes pursuant to the procedures described in the Offer to Exchange under the heading “Description of the Offer—Procedures for Tendering Notes” and in the instructions herein will, upon LGI’s acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and LGI upon the terms and subject to the conditions of the Offer to Exchange and this Letter of Transmittal.

The undersigned understands and acknowledges that the offer for the Notes will expire on the Expiration Date, unless extended by LGI, and that tenders of Notes may not be withdrawn after they have been accepted for exchange. In addition, the undersigned understands and acknowledges that, in order to receive the Offer Consideration for any Notes accepted for exchange by LGI, the undersigned must have validly tendered (and not validly withdrawn) Notes on or prior to the Expiration Date (as such date may be extended). In the event of a termination of the offer without any Notes being purchased, the Notes not purchased will be promptly returned to the tendering holders.

The offer is subject to certain conditions described in the section of the Offer to Exchange entitled “Description of the Offer—Conditions to the Offer.”

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Notes into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offer to Exchange, (2) a properly completed and duly executed Letter of Transmittal or a properly transmitted agent’s message through ATOP and (3) any other documents required by the Letter of Transmittal at or prior to the Expiration Date, together with all accompanying evidences of authority and any other required documents in form satisfactory to LGI. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by LGI, which determination shall be final and binding. Delivery of items to DTC does not constitute delivery of such items to the Exchange Agent.

Unless otherwise indicated in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, the Offer Consideration will be credited to the account at DTC of the undersigned. If the Offer Consideration is to be deposited to a different account at DTC, the appropriate boxes of this Letter of Transmittal should be completed. If the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” has been completed, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 4).

In the event of a termination of the offer, the Notes tendered by each DTC participant will be credited back to the DTC participant’s account, unless otherwise indicted below in the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal. The undersigned recognizes, however, that LGI has no obligations to transfer any Notes to a different account at DTC or different DTC participant if LGI does not accept for exchange any of the principal amount of such Notes.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX.

The exchange of the common stock portion of the Offer Consideration is being made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act.

By signing this Letter of Transmittal or transmitting an agents message to DTC, the undersigned also represents, warrants and acknowledges that:

(i)	the undersigned has received the Offer to Exchange and this Letter of Transmittal and agrees to be bound by all the terms and conditions of the offer;

(ii)	the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to acquire the Offer Consideration issuable upon the exchange of such tendered Notes;

(iii)	the undersigned has assigned and transferred the Notes to the Exchange Agent and irrevocably constitutes and appoints the Exchange Agent as its, his or her true and lawful agent and attorney-in-fact to cause such Notes to be tendered in the offer, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Exchange), it being understood that the right of withdrawal terminates with respect to the Notes on the Expiration Date;

(iv)	there are risks incident to the acquisition of the common stock portion of the Offer Consideration, including, without limitation, those risks which are summarized under “Risk Factors” in the Offer to Exchange;

(v)	the undersigned’s Notes are being tendered and will, when accepted by LGI, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a holder under the terms of the offer; and

(vi)	the delivery will, upon LGI’s request or the request of the Exchange Agent, as applicable, execute and deliver any additional documents necessary or desirable to complete the sale, assignment and transfer of such Notes tendered thereby.

The undersigned’s agent, by delivering, or causing to be delivered, those Notes and the agent’s message or a completed Letter of Transmittal (together with any further documents required by the instructions set forth herein), to the Exchange Agent is representing and warranting that the undersigned, as owner of the Notes, has represented, warranted and agreed to each of the above.

The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Notes.

The undersigned recognizes that LGI may amend the offer or, under the circumstances set forth in the Offer to Exchange, terminate the offer.

For purposes of the offer, the undersigned understands that LGI will be deemed to have accepted for exchange validly tendered Notes, or defectively tendered Notes with respect to which LGI has waived such defect, if, as and when LGI gives oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

HOLDERS OF NOTES SIGN HERE

(In addition, complete IRS Form W-9 herein)

PLEASE SIGN HERE	PLEASE SIGN HERE

(Authorized Signature of Holder)	(Authorized Signature of Holder)

(Date)	(Date)

Must be signed exactly as name appears on a security position listing as the owner of the Notes. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

(Name)	(Name)

(Title)	(Title)

(Address)	(Address)

(Address)	(Address)

(Telephone Number)	(Telephone Number)

(Dated)	(Dated)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

(DTC Account to Which Offer Consideration Should be Delivered)	(DTC Account to Which Offer Consideration Should be Delivered)

SIGNATURE GUARANTEE (If required, see Instruction 4)
Signature(s) Guaranteed by an Eligible Institution:		Date:
Authorized Signature
Name of Eligible Institution Guaranteeing Signature:		Address:
Capacity (full title):
Telephone Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)
To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐ Common Stock portion of the of the Offer Consideration to:
☐ Notes to:
☐ Cash to:

Name(s)
Address
Telephone Number:
Book-Entry Transfer Facility Account:

(Tax Identification or Social Security number)

(See IRS Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)
To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐ Common Stock portion of the of the Offer Consideration to:
☐ Notes to:
☐ Cash to:

Name(s)
Address
Telephone Number:
Book-Entry Transfer Facility Account:

(Tax Identification or Social Security number)

(See IRS Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.	Delivery of this Letter of Transmittal; Notes and All Other Required Documents; No Guaranteed Delivery Procedures.

To tender the Notes, an agent’s message and a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC and any other documents required by this Letter of Transmittal with any required signature guarantees, must be received by the Exchange Agent on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS MADE AT THE ELECTION AND RISK OF THE HOLDER TENDERING NOTES. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. This Letter of Transmittal and any other required documents should be sent only to the Exchange Agent, not to LGI, the trustee, the Information Agent or DTC.

Pursuant to authority granted by DTC, any DTC participant that has Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Notes as though it were the registered holder by delivering an agent’s message. Tenders of Notes will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. DTC participants who tender Notes through DTC’s ATOP procedures and who properly transmit an agents message need not complete this Letter of Transmittal, but will be bound by the terms and conditions of this Letter of Transmittal.

If you hold the Notes through a direct or indirect DTC participant, such as a broker, dealer, commercial bank, trust company or other financial intermediary and you wish to participate in the offer, you must instruct that intermediary to tender your Notes on your behalf in accordance with DTC’s ATOP procedures. Holders of Notes must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC if they wish to participate in the offer.

You may submit only one agent’s message or Letter of Transmittal for the same Notes tendered.

Delivery other than as set forth herein will not constitute a valid delivery. Except as otherwise provided below, the delivery will be deemed made when the delivery is actually received or confirmed by the Exchange Agent. No alternative, conditional or contingent tenders of Notes will be accepted. All tendering Note holders waive any right to receive any notice of the acceptance of their tender.

LGI expressly reserves the right, at any time or from time to time, to extend the Expiration Date.

LGI has not provided guaranteed delivery procedures in conjunction with the offer.

2.	Partial Tenders.

If less than the entire principal amount of Notes is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the appropriate box above. All Notes delivered to the Exchange Agent will be deemed to have been tendered in the amount indicated in the column entitled “Aggregate Principal Amount Represented” of the appropriate box above unless otherwise indicated.

Any Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.	Withdrawal of Tenders.

A tender of Notes pursuant to the offer may be withdrawn at any time prior to the Expiration Date. If the offer is terminated without LGI having purchased any Notes pursuant to the offer, LGI will promptly return the Notes tendered pursuant to the offer to the tendering holder.

For a withdrawal of Notes to be effective, the Exchange Agent must receive, prior to the Expiration Date, either an agent’s message or a written or faxed notice of withdrawal specifying the name of the tendering holder, a description of the Notes to be withdrawn, the amount of Notes to be withdrawn and the number of the account at DTC to be credited with the withdrawn Notes and you must otherwise comply with DTC procedures. Any “notice of withdrawal” must be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or to be accompanied by evidence sufficient to the Exchange Agent that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being withdrawn. If the Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, an agent’s message or signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of the agent’s message or written or faxed notice of such withdrawal even if re-transfer by DTC book-entry is not immediately effected.

Any permitted withdrawal of tendered Notes may not be rescinded by the holder and any Notes properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Notes may be re-tendered, by again following the procedures set forth in the Offer to Exchange under the caption “Description of the Offer—Procedures for Tendering Notes” at any time at or prior to the Expiration Date.

Holders can withdraw the tender of their Notes only in accordance with the foregoing procedures.

4.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered (i) by a participant in DTC whose name appears on a security position listing as the owner of such Notes who has not completed either the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the Letters of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If Notes are to be tendered by any person other than the person in whose name the Notes are registered, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided above.

5.	Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the Offer Consideration is to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the Offer Consideration (and any Notes not tendered or not accepted) will be issued in the name of and deposited at such holder’s account at DTC, as applicable.

6.	Transfer Taxes.

LGI shall pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the offer. If, however, transfer taxes are payable in circumstances where common stock or Notes for principal amounts not tendered or not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes tendered or where tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be deducted from the Offer Consideration unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted herewith. Any remaining amount will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Letter of Transmittal.

7.	Waiver of Conditions.

LGI reserves the absolute right to waive, in whole or in part, any of the conditions to the offer set forth in the Offer to Exchange.

8.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer to Exchange, this Letter of Transmittal and other related documents, and the procedure for tendering Notes and requests for additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth on the last page of the Offer to Exchange and this Letter of Transmittal.

You may also contact your broker, dealer, custodian bank, depository trust company or other nominee through whom you hold Notes with questions and requests for assistance.

9.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Notes pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by LGI in its sole discretion, which determination will be final and binding. Tender of Notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. None of LGI, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Notes, or will incur any liability for failure to give any such notification. Holders should send all materials to the Exchange Agent and not to LGI or the Information Agent. LGI reserves the absolute right to reject any or all tenders of any Notes determined by LGI not to be in proper form, or if the acceptance or exchange of such Notes may, in the opinion of counsel for LGI, be unlawful. LGI also reserves the absolute right to waive any conditions to the offer that LGI is legally permitted to waive.

10.	Backup Withholding; IRS Form W-9; IRS Form W-8.

Each tendering holder may be subject to backup withholding at a rate of 28% on payments made pursuant to the offer. A tendering holder that is a U.S. holder (as defined in the Offer to Exchange) will be subject to such backup withholding unless such holder (i) establishes that he, she or it is an exempt holder or (ii) provides an accurate taxpayer identification number on an IRS Form W-9, which is provided herein, and makes the appropriate certifications set forth in IRS Form W-9 under penalties of perjury. A tendering holder that is a non-U.S. holder (as defined in the Offer to Exchange) must submit a properly completed IRS Form W-8BEN or, if applicable, another IRS Form W-8, certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding on payments made pursuant to the offer and an exemption from withholding (at a rate of 30%) with respect to payments made pursuant to the offer that are attributable to accrued but unpaid interest. An IRS Form W-8BEN, IRS Form W-8ECI or other applicable IRS form may be obtained from the Exchange Agent or at the IRS website at http://www.irs.gov. An exempt holder that is a U.S. holder should complete and return the enclosed IRS Form W-9 and check the “Exempt payee” box to avoid possible erroneous backup withholding. A tendering holder that is treated as a partnership for U.S. federal income tax purposes should consult its own tax advisor regarding the appropriate IRS forms to submit for purposes of these instructions.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax											☐
classification (required):	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶												Exempt payee
Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number

		-	-

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

—The U.S. owner of a disregarded entity and not the entity,

—The U.S. grantor or other owner of a grantor trust and not the trust, and

—The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Form W-9 (Rev. 1-2011)	Page 3

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1	See Form 1099-MISC, Miscellaneous Income, and its instructions.

2	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Form W-9 (Rev. 1-2011)	Page 4

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

Form W-9 (Rev. 1-2011)	Page 5

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW AT OR PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the offer is:

By Facsimile (Eligible Guarantor Institutions Only)

(617) 360-6810

Fax cover sheets should provide a call back phone

number and request a call back, upon receipt

Confirm receipt by calling:

Tel: (781) 575-2332

By Mail, Overnight Courier or Hand Delivery Computershare Attn: Corp Actions Suite V 250 Royall Street Canton, MA 02021

Requests for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent at its address or telephone numbers set forth below.

The Information Agent for the offer is:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (866) 482-4931